                                                                EXHIBIT 20.2

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                        30
         Beginning Principal Receivables Balance                                   1,644,258,644.61
         Beginning Special Funding Account Balance                                             0.00
         Beginning Principal Receivables + SFA Balance                             1,644,258,644.61
         Beginning Finance Charge Receivables                                         51,668,056.38
         Beginning Total Receivables                                               1,695,926,700.99
         Special Funding Account Earnings                                                      0.00
         Finance Charge Collections                                                   21,321,541.30
         Interest/Fee Reversals (Wachovia accounts only)                                -467,701.59
         Interchange Collections                                                       3,249,134.34
         Collection Account Investment Proceeds                                                0.00
         Recoveries treated as Finance Charge Collections                                      0.00
         Total Finance Charge Receivables Collections                                 24,102,974.05
         Principal Receivables Collections                                           130,743,765.30
         Recoveries treated as Principal Collections                                     715,924.21
         Total Principal Receivables Collections                                     131,459,689.51
         Monthly Payment Rate (Principal plus Interest divided by Beg.
              Total Receivables)                                                               8.97%
         Defaulted Amount (Net of Recoveries)                                         11,271,768.07
         Annualized Default Rate                                                               8.23%
         Trust Gross Yield                                                                    17.59%
         Aggregate Account Addition or Removal (Y/N)?                                             N
         Date of Addition/Removal                                                               N/A
         Principal Receivables at the end of the day of Addition/Removal                        N/A
         SFA Balance at the end of the day of Addition/Removal                                  N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/
              Removal                                                                           N/A
         Ending Principal Receivables Balance                                      1,614,857,612.41
         Ending Special Funding Account (SFA) Balance                                          0.00
         Ending Principal Receivables + SFA Balance                                1,614,857,612.41
         Ending Finance Charge Receivables                                            53,419,087.31
         Ending Total Receivables                                                  1,668,276,699.72
         Required Minimum Principal Balance (as of month end)                        750,000,000.00

                     Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                               Total                         1998-3
          Group                                                                                                1
          Class A Initial Invested Amount                                             528,000,000.00              528,000,000.00
          Class B Initial Invested Amount                                             113,000,000.00              113,000,000.00
          Collateral Initial Invested Amount                                           67,000,000.00               67,000,000.00
          Class D Initial Invested Amount                                              42,000,000.00               42,000,000.00
          Total Initial Invested Amount                                               750,000,000.00              750,000,000.00
          Required Transferor Amount (per definition)                                  52,477,554.41               52,477,554.41
          Initial Invested Amount + Req Transf Amount                                 802,477,554.41              802,477,554.41
          Series Allocation Percentage                                                        100.00%                     100.00%
          Series Allocable Finance Charge Collections                                  24,102,974.05               24,102,974.05
          Series Allocable Principal Collections                                      131,459,689.51              131,459,689.51
          Series Allocable Defaulted Amounts                                           11,271,768.07               11,271,768.07
          Series Allocable Servicing Fee                                                1,250,000.00                1,250,000.00
          In Revolving Period?                                                                                                 Y
          Available for Principal Sharing Series                                       65,076,638.95               65,076,638.95
          Principal Shortfall                                                                   0.00                        0.00
          Allocation of Shared Principal Collections                                            0.00                        0.00
          Available for Excess Allocation Series                                                0.00                        0.00
          Finance Charge Shortfall                                                      7,717,608.81                7,717,608.81
          Allocation of Excess Finance Charge Collections                                       0.00                        0.00

B. Series Allocations                                                                                        1998-3
          Amounts Due
                               Transferor's Percentage                                                                     54.41%
                               Principal Allocation Percentage                                                             45.59%
                               Principal Collections                                                               59,937,416.01
                               Floating Allocation Percentage                                                              45.59%
                               Class A Certificate Rate                                                                  3.61750%
                               Class B Certificate Rate                                                                  3.84750%
                               CIA Certificate Rate                                                                      4.46250%
                               CIA Secured Loan Spread Rate                                                              4.21250%
                               Class D Certificate Rate                                                                  0.00000%
                               Class A Interest                                                                     1,485,586.67
                               Class B Interest                                                                       338,152.50
                               Collateral Monthly Interest                                                            232,545.83
                               Class D Interest                                                                             0.00
                               Investor Monthly Interest                                                            2,056,285.00
                               Investor Default Amount (Net of Recoveries)                                          5,139,222.94
                               Interchange Collections                                                              1,481,402.53
                               0.75% of Interchange                                                                   468,750.00
                               Servicer Interchange                                                                   468,750.00
                               Monthly Servicing Fee (Before Adjustments)                                           1,250,000.00
                                Interchange Adjustment Adjustment                                                           0.00
                                SFA Adjustment                                                                              0.00
                                Previous Period Adjustment                                                                  0.00
                               Total Monthly Servicing Fee (After all
                               adjustments)                                                                         1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")

                                                                               Group I                       1998-3
          Beginning Invested Amount (Month)                                           749,679,348.67              749,679,348.67
          Finance Charge Collections                                                   10,989,452.27               10,989,452.27
          Reserve Account Interest                                                          7,303.73                    7,303.73
          PFA Proceeds                                                                          0.00                        0.00
          Total Finance Charge Collections                                             10,996,756.00               10,996,756.00
          Investor Monthly Interest                                                     2,056,285.00                2,056,285.00
          Investor Default Amount                                                       5,139,222.94                5,139,222.94
          Monthly Servicing Fee                                                         1,250,000.00                1,250,000.00
          Additional Amounts                                                                    0.00                        0.00
          Total Amount Due                                                              8,445,507.94                8,445,507.94
          Group Excess?                                                                            Y
          Amount per 4.10(A)                                                                                        2,056,285.00
          Amount per 4.10(B)           used in a                                                                    5,139,222.94
          Amount per 4.10(C)   shortfall scenario only                                                              1,250,000.00
          Amount per 4.10(D)                                                                                                0.00
          Redirected Finance Charge Collections                                        10,996,756.00               10,996,756.00
          Amount of funds redistributed per 4.10                                                                            0.00
          Redirected Finance Charge Collections - PFA Proceeds (Class A
          available funds)                                                                                         10,996,756.00

                     Partners First Credit Card Master Trust
                             Monthly Trust Activity

D. Trust Performance
         30-59 Days Delinquent                  33,028,588.18              2.05%
         60-89 Days Delinquent                  23,362,578.91              1.45%
         90+ Days Delinquent                    44,578,142.91              2.76%
         Total 30+ Days Delinquent             100,969,310.00              6.25%

         First USA Bank, N.A.
         as Servicer

         by: /s/ Tracie H. Klein
             -------------------------
         Name:   Tracie H. Klein
         Title:  First Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations


B. Monthly Funding Requirements

Last Payment Date                                  17-Sep-01
Current Payment Date                               15-Oct-01
Actual / 360 Days                                     28                28                 28               28
30 / 360 Days                                         28                28                 28               28
Fixed / Floating                                   Floating          Floating           Floating         Floating


                                                                                  Collateral Invested
                                                   Class A           Class B            Amount           Class D          Total
Certificate Rate                                          3.61750%          3.84750%        4.46250%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                              4.21250%
Initial Balance                                    528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                            52,477,554.41
Initial Invested Amount + Req Transf Amount                                                                          802,477,554.41

Beginning Outstanding Amount (Distribution)        528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Outstanding Amount (Distribution)           528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Invested Amount (Distribution)           528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Invested Amount (Distribution)              528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Distribution)     528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Invested Amount (Month)                  528,000,000.00    113,000,000.00   67,000,000.00   41,679,348.67  749,679,348.67
Ending Invested Amount (Month)                     528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Month)         528,000,000.00    113,000,000.00   67,000,000.00   41,679,348.67  749,679,348.67
Ending Adjusted Invested Amount (Month)            528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Principal Allocation Percentage                             70.43%            15.07%           8.94%           5.56%         100.00%
Floating Allocation Percentage                              70.43%            15.07%           8.94%           5.56%         100.00%
Principal Collections                               42,213,988.83      9,034,433.22    5,356,699.34    3,332,294.62   59,937,416.01
Redirected Finance Charge Collections                7,745,027.50      1,657,553.23      982,797.05      611,378.22   10,996,756.00
Reserve Account Draw                                         0.00              0.00                                            0.00
PFA Proceeds (Class A Available Funds)                       0.00                                                              0.00
Redirected Finance Charge plus PFA Proceeds          7,745,027.50      1,657,553.23      982,797.05      611,378.22   10,996,756.00
Monthly Interest                                     1,485,586.67        338,152.50      232,545.83            0.00    2,056,285.00
Investor Default Amount (Net)                        3,619,560.44        774,640.78      459,300.28      285,721.44    5,139,222.94
Monthly Servicing Fee                                  880,376.39        188,413.89      111,714.43       69,495.29    1,250,000.00
Total Due                                            5,985,523.50      1,301,207.16      803,560.54      355,216.74    8,445,507.94

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             10,996,756.00
Series Adjusted Portfolio Yield                                                                                                9.38%
Base Rate                                                                                                                      5.53%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                          Revolving Period (Y/N)                                                    Y
                          Accumulation Period (Y/N)                                                 N
                          Early Amortization (Y/N)                                                  N
                          Controlled Accumulation Period                                          12.00
                          FUSA is Servicer                                                          Y
                          Paydown Excess CIA (Y/N)                                                  Y
                          Paydown Excess Class D (Y/N)                                              Y
                          Controlled Accumulation Amount                                            53,416,666.67
                          Controlled Deposit Amount                                                 53,416,666.67
                          Ending Controlled Deposit Amount Shortfall                                         0.00

Funding Accounts
                          Beginning Principal Funding Account Balance                                        0.00
                          Principal Funding Account Deposit                                                  0.00
                          Principal Funding Account Withdrawal                                               0.00
                          Ending Principal Funding Account Balance                                           0.00
                          Principal Funding Investment Proceeds                                              0.00

                          Yield Supplement Account Beginning Balance                                         0.00
                          Yield Supplement Account Release                                                   0.00
                          Yield Supplement Account Ending Balance                                            0.00

                          Reserve Account Beginning Balance                                          3,205,000.00
                          Required Reserve Account Amount                                            3,205,000.00
                          Available Reserve Account Amount                                           3,205,000.00
                          Interest Retained in Reserve Account                                               0.00
                          Reserve Draw Amount pursuant to Supplement 4.12(c)                                 0.00
                          Funds Deposited into Reserve Account (out of Excess Spread)                        0.00
                          Ending Reserve Account Balance                                             3,205,000.00
                          Covered Amount                                                                     0.00

C. Certificate Balances and Distributions

                                                   Class A           Class B            CIA            Class D            Total
                          Beginning Balance    528,000,000.00    113,000,000.00    67,000,000.00    41,679,348.67    749,679,348.67
                     Interest Distributions      1,485,586.67        338,152.50       232,545.83             0.00      2,056,285.00
                    Cumulative PFA Deposits              0.00              0.00             0.00             0.00              0.00
                    Principal Distributions              0.00              0.00             0.00             0.00              0.00
                        Total Distributions      1,485,586.67        338,152.50       232,545.83             0.00      2,056,285.00
                 Ending Certificate Balance    528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                          2.8136
                          2 Amount of the distribution in respect of Class A Monthly Interest:                         2.8136
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                          5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                0.00
                          2 Amount of Class A Investor Charge-Offs                                                       0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                       0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                      2.9925
                          2 Amount of the distribution in respect of Class B monthly interest:                         2.9925
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                          4 Amount of the distribution in respect of Class B additional interest:                        0.00
                          5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                          0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                    0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                               0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                        1 Total amount distributed to the Collateral Interest Holder:                       232,545.83
                        2 Amount distributed in respect of Collateral Monthly Interest:                     232,545.83
                        3 Amount distributed in respect of Collateral Additional Interest:                        0.00
                        4 The amount distributed to the Collateral Interest Holder in respect                     0.00
                          of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                        1 The amount of reductions in the Collateral Invested Amount.                             0.00
                        2 The total amount reimbursed in respect of such reductions in the                        0.00
                          Collateral Invested Amount

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections

                        1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res
                          Draw & Int and PFA Proceeds)                                                   10,996,756.00
                        2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl.
                          Spread Acct.)                                                                   8,445,507.94
                        3 Spread Account Requirement per Loan Agreement                                  10,268,856.87
                        4 Finance Charge Shortfall                                                        7,717,608.81
                        5 Available for Other Excess Allocation Series                                            0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                     Available            Due                 Paid      Shortfall
                        1 Allocated Class A Available Funds              7,745,027.50
                          a Reserve Account Release                              0.00
                          b PFA Investment Earnings                              0.00
                          c Class A Available Funds                      7,745,027.50

                        2 Class A Available Funds                        7,745,027.50
                          a Class A Monthly Interest                                      1,485,586.67    1,485,586.67          0.00
                          b Class A Servicing Fee                                           880,376.39      880,376.39          0.00
                          c Class A Investor Default Amount                               3,619,560.44    3,619,560.44          0.00
                          d Class A Excess                               1,759,503.99

                        3 Class B Available Funds                        1,657,553.23
                          a Class B Monthly Interest                                        338,152.50      338,152.50          0.00
                          b Class B Servicing Fee                                           188,413.89      188,413.89          0.00
                          c Class B Excess                               1,130,986.85

                        4 Collateral Available Funds                       982,797.05
                          a Collateral Servicing Fee                                        111,714.43      111,714.43          0.00
                          b Collateral Excess                              871,082.62

                        5 Class D Available Funds                          611,378.22
                          a Class D Servicing Fee                                            69,495.29       69,495.29          0.00
                          b Class D Excess                                 541,882.93

                        6 Total Excess Spread                            4,303,456.39

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                  Available              Due                 Paid        Shortfall
                          1 Available Excess Spread             4,303,456.39
                          2 Excess Fin Charge Coll
                                 from Other Series                      0.00
                          3 Available Funds                     4,303,456.39
                          4 Class A Required Amount
                            a Interest                                                      0.00               0.00          0.00
                            b Servicing Fee                                                 0.00               0.00          0.00
                            c Defaults                                                      0.00               0.00          0.00
                          5 Class A Charge Offs not
                            Previously Reimbursed                                           0.00               0.00          0.00
                         6a Class B Required Amount in
                            accordance with 4.5(b)(i)(ii)
                            a Interest                                                      0.00               0.00          0.00
                            b Servicing Fee                                                 0.00               0.00          0.00
                         6b Class B Default Amount                                    774,640.78         774,640.78          0.00
                          7 Reductions in Class B not
                            previously reimbursed                                           0.00               0.00          0.00
                          8 Monthly Servicing Fee Shortfalls                                0.00               0.00          0.00
                          9 Collateral Monthly Interest                               232,545.83         232,545.83          0.00
                         10 Collateral Default Amount                                 459,300.28         459,300.28          0.00
                         11 Reductions in CIA not previously
                            reimbursed                                                      0.00               0.00          0.00
                         12 Reserve Account Deposit                                         0.00               0.00          0.00
                         13 Class D Monthly Interest                                        0.00               0.00          0.00
                         14 Class D Default Amount                                    285,721.44         285,721.44          0.00
                         15 Reductions in Class D not
                            reviously reimbursed                                            0.00               0.00          0.00
                         16 Other CIA Amounts Owed                                 10,268,856.87       2,551,248.06  7,717,608.81
                         17 Excess Fin Coll for Other Series                                0.00               0.00          0.00
                         18 Excess Spread (after reallocation)  2,551,248.06
                         19 Writedowns

                                                                       Total    Redirected Principal   Charge-Offs
                                        a Class A                       0.00                0.00               0.00
                                          in respect of A                                                      0.00
                                        b Class B                       0.00                0.00               0.00
                                          in respect of A                                                      0.00
                                          in respect of B                                                      0.00
                                        c CIA                           0.00                0.00               0.00
                                          in respect of A                                                      0.00
                                          in respect of B                                                      0.00
                                          in respect of CIA                                                    0.00
                                        d Class D                       0.00                0.00               0.00
                                          in respect of A                                                      0.00
                                          in respect of B                                                      0.00
                                          in respect of CIA                                                    0.00
                                          in respect of D                                                      0.00

M. Application of Redirected Principal Collections
                                                                Available                  Due               Paid       Shortfall
                          1 Redirected Principal Collections   17,723,427.18
                          2 Class A Required Amount
                            a Interest                                                      0.00               0.00          0.00
                            b Servicing Fee                                                 0.00               0.00          0.00
                            c Defaults                                                      0.00               0.00          0.00
                          3 Class B Required Amount
                            a Interest                                                      0.00               0.00          0.00
                            b Servicing Fee                                                 0.00               0.00          0.00
                            c Defaults                                                      0.00               0.00          0.00
                          4 Collateral Required Amount
                            a Interest                                                      0.00               0.00          0.00
                            b Servicing Fee                                                 0.00               0.00          0.00
                            c Defaults                                                      0.00               0.00          0.00
                          5 Available for Available Principal
                            Collections                        17,723,427.18




N. Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the
                            Series 1998-3 Allocable Principal
                            Collections                        59,937,416.01
                          2 Other amounts treated as Principal
                            Collections per Section 4.5 & 4.7   5,139,222.94
                          3 Full amount required to be
                            distributed pursuant to Section 4.5         0.00
                          4 Principal required to fund the
                            Required Amount per Section 4.8             0.00
                          5 Principal Shortfall                         0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

                          6 Available for Shared Principal Collections                                           65,076,638.95

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         65,076,638.95
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      65,076,638.95

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      65,076,638.95
                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      65,076,638.95
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                                  $0.00

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                          0.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                                             a Excess of CIA and Class D over Required Enhancement                        0.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                                      0.00
                         11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                         1 Available Principal Collections                                                        0.00
                                             a Remaining Class A Adjusted Invested  Amount                        0.00
                                             b Principal Paid to Class A - Current Period's Collections           0.00
                                             c Principal Paid to Class A - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class A                                    0.00


                         2 Remaining Principal Collections Available                                              0.00
                                             a Remaining Class B Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class B - Current Period's Collections           0.00
                                             c Principal Paid to Class B - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class B                                    0.00

                         3 Remaining Principal Collections Available                                              0.00
                                             a Remaining Collateral Invested Amount                               0.00
                                             b Principal Paid to CIA                                              0.00

                         4 Remaining Principal Collections Available                                              0.00
                                             a Remaining Class D Amount                                           0.00
                                             b Principal Paid to Class D                                          0.00

S. Yield and Base Rate

                         1 Base Rate

                                              a Current Monthly Period                                            5.53%
                                              b Prior Monthly Period                                              5.67%
                                              c Second Prior Monthly Period                                       5.85%

                           Three Month Average Base Rate                                                                    5.68%

                         2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                            9.38%
                                              b Prior Monthly Period                                              9.72%
                                              c Second Prior Monthly Period                                       7.68%

                           Three Month Average Series Adjusted Portfolio Yield                                              8.92%

                         3 Excess Spread

                                              a Current Monthly Period                                            3.85%
                                              b Prior Monthly Period                                              4.05%
                                              c Second Prior Monthly Period                                       1.82%

                           Three Month Average Excess Spread                                                                3.24%
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